Exhibit 99.1 INVESTOR PRESENTATION August 2020 – based on second quarter, June 30, 2020 financial data Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Investor Presentation – August 2020 I. Trinity Industries, Inc. Overview and Key Investment Considerations 4 II. Response Plan Amid COVID-19 11 III. Railcar Market Overview 16 IV. Trinity’s Rail Platform 21 – Railcar Leasing and Management Services Group 25 – Rail Products Group 31 V. Financial Discussion and Strategic Objectives 36 VI. Appendix 41 2

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. 3

Trinity Industries, Inc. Overview

- Trinity Industries, Inc. owns market-leading businesses that provide railcar products and services in North America
  - Top 5 Leasing company
    - ~ 104,000 railcars under ownership
    - ~ 27,000 additional railcars under management
  - Leading manufacturer with ~ 39% of industry LTM deliveries
  - Growing railcar maintenance network
- Unique rail platform provides a single source for comprehensive rail transportation solutions
- LTM 06/30/20 total revenue of $2.8 billion
- LTM 06/30/20 Adjusted EBITDA* of $661 million
- Current dividend yield of 3.6%[(1)]
  - 225 consecutive quarterly dividend payments

External Revenue by Business Segment[(2)]



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
(in $mms)
2016
2017
2018
2019
LTM 06/20*
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
Leasing
Rail Products
All Other
Adj EPS, Cont Ops (Diluted)*

$7.2 Billion*
Enterprise Value

$2.5 Billion*
Market Cap

$1.8 Billion[(3)]
Total Leasing Group Equity

$765 Million*
LTM Free Cash Flow before Leasing CapEx

TRINITY INDUSTRIES

**All specified data as of quarter end June 30, 2020; See appendix for footnotes and reconciliation of non-GAAP measures*

4

Key Investment Considerations: a Value, Growth, and Capital Return Story Integral component of the North American supply chain with ESG appeal Leading market positions and attractive, long-lived assets Differentiated rail platform creates commercial and financial synergies Synergies generate significant cash flow for reinvestment and returns to shareholders Corporate culture of premier performance aligned with shareholder interests 5

Trinity’s Rail Platform: A Collaboration of Businesses Focused on Customer Solutions The rail platform includes a broad portfolio of products and services to meet customers’ unique railcar needs across a wide landscape of end markets These businesses work together to deliver innovative solutions that optimize the life-cycle ownership and usage of railcar equipment 6

Trinity’s Rail Platform is Built to Deliver Shareholder Value . Inherent synergies within the rail platform: Strong Free Cash Flow* Generation before Leasing CapEx  Cost-advantaged railcar equipment sourcing  Tax-advantaged lease fleet investment offsets taxable income and enhances returns FINANCIAL  Lower relative operational cost structure  Higher customer touchpoints create additional revenue opportunity  Actionable rail market intelligence  Valuable sales channel for organic growth (in $mms) COMMERCIAL Stable Profitability with Upside Potential from Rail Cycle . Synergies generate significant cash flows enabling:  Meaningful reinvestment for growth  Substantial return of capital to shareholders . Shareholder value is maximized through:  Steady economic profit from long-term leases  “Call option” on demand from the railcar cycle (in $mms) (1) * See appendix for footnotes and reconciliation of non-GAAP measures 7

Strategic Objectives to Improve Returns and Unlock Shareholder Value 2019 Long-Term ROE*(1) ROE* Target 9.0% Mid Teens Financial Levers to Generate Operational Levers to Drive Improvement in Returns in the Greater Returns and Growth over Near Term the Longer Term • Reduce Trinity’s cost of capital through • Align corporate overhead to go-forward business recapitalized balance sheet model • Disciplined investment in the lease fleet utilizing • Grow maintenance platform to reduce fleet a tax-efficient and capital-efficient approach maintenance costs and improve service levels • Opportunistically deploy capital to high-return • Expand operating margins through advanced business investments manufacturing and cost-saving initiatives • Return steady and meaningful amounts of • Innovate value-add service solutions that capital to shareholders through a disciplined generate additional recurring revenue sources capital allocation framework *See appendix for footnotes and reconciliation of non-GAAP measures 8

A Legacy of Evolutionary Growth and Focus on the Future A proven history of market leadership: A strong focus on transformation: 1930’s- Trinity’s earliest legacy company was founded - Optimize the ownership and usage of railcars to make rail transportation more economically attractive and compelling 1960’s- Enters railcar manufacturing industry - Identify product design features and technology applications that enhance the productivity of railcars within their rail supply chain 1970’s- Enters railcar equipment leasing business - Leverage data analytics and digital tools to enhance the customer experience 1980’s- Establishes a leading railcar manufacturing platform and enters railcar repair business - Pursue new value propositions from innovative service solutions that generate premium recurring revenue sources 1990’s - Enters railcar management services business - Scale the lease fleet across the owned and managed platform in a disciplined, capital-efficient manner 2000’s- Launches Railcar Investment Vehicle (RIV) platform for discrete institutional investment in railcar assets - Expand railcar maintenance services business to offer industry- leading turn times for maintenance and compliance events 2010’s- Establishes market leadership position in railcar leasing - Invest in advanced manufacturing technologies to enhance the 2018 - Tax-free spin-off to concentrate focus on railcar flexibility of the manufacturing platform businesses 9

Commitment to Premier Performance and Sustainability Environmental Commitment Social Responsibility Operating our business in a way that minimizes impact Attracting and retaining a diverse and empowered workforce on natural resources and the environment • Railcars are a sustainable way to fuel the North • Fostering a workplace that is inclusive and American supply chain. U.S. freight railroads can collaborative move one ton of freight 470 miles per gallon of fuel, producing far less greenhouse gas emissions than • Hiring and retaining the best talent and providing other land-based modes of commercial transport opportunities for professional development • Continually improve our operations performance to • Improving the wellbeing of our employees and other advance environmental, health and safety initiatives stakeholders • Responsibly support customers’ products at each • Contributing to the communities in which we operate stage of the product lifecycle Governance Excellence Risk Management Promoting the long-term interests of stakeholders, Strong track record of operational excellence and safety strengthening accountability and inspiring trust • Goal of zero injuries and incidents • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually • Incentive compensation programs aligned with improve EHS processes, practices, and performance shareholder interests • Proprietary safety and environmental certification • Senior-level committee tasked with overseeing process aligns with ISO and Responsible Care© ESG improvement and initiatives standards. See appendix for source info 10

Trinity’s Response Plan Amid COVID-19 11

Key Financial and Operational Performance Focus Continuity Prioritize health and safety of operations and maintain business continuity and focus on customer service Cash Flow Maximize the financial synergies of the TrinityRail platform and cash flow from long-term lease contracts Cost Optimization focus on organization, operations, and Reduction balance sheet to accelerate Company performance Capital Prudent investment and balance sheet positioning in Allocation down cycles drives long term value creation 12

Trinity’s Response Actions to COVID-19 Health and Safety Community Supply Chain Protocols 50 year hard asset Support withMonitoring inflation protection • Social distancing • Essential business federal • Maintained business • Restricted visitation designation continuity • Cleaning and sanitizing • PPE protection • Identified supply chain • Notification and • Charitable giving and local contingency quarantine to minimize food bank campaigns exposure risk Cost Optimization Financial Modeling • Manufacturing headcount • Stress tested balance reduction of 35% from year sheet and liquidity end • Scenario analysis • Identified $70 million • Preserving liquidity annualized of structural • Monitoring capital and cyclical cost savings allocation 13

Facing Market Challenge from a Position of Strength

Solid Liquidity of $709mm[(1)]	Attractive Debt Structures	Conservative Capitalization

LIQUIDITY

Cash & Equivalents
$157mm

Revolver Availability
$285mm

Warehouse Availability
$268mm

Expected Tax Refunds
$455mm

DEBT STRUCTURE

Recourse Debt
$530mm @ ~4%[(1)]

Non-recourse Debt
$4.3B @ ~4%[(1)]

- Low-cost funds
- Flexible term structures
- No maturities until 2022

- $225mm additional financing in July of 2020 @ LIBOR + 1.5%

CAPITAL LEVERS

Unencumbered Railcars
$1.6B

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 57% for the wholly-owned lease portfolio as of 2Q-20[(2)]

TRINITY INDUSTRIES

(1) Balances and blended average interest rate as of June 30, 2020; (2) Includes corporate revolving credit facility as part of the short-term financing structure

14

Management Scenario Analysis Guideposts

✓ *Improved assumptions since Q1*

		BASE CASE (Economic Recovery)	STRESS CASE (Further Contraction or Relapse)
Business Drivers	Railcar Deliveries	Backlog Delivers	Deferred Deliveries
	Lease Portfolio	~ 95% Utilization Rate	> 90% Utilization Rate Customer Late Payments ✓
	Lease Fleet Sales	Modest Sales	Q2-20YTD Sales Only ✓
	Cost Optimization	35% Mfg Reduction SE&A Target Achieved ✓	Further Reductions (in line with business)
Capital Allocation	Leasing CapEx	Committed Deliveries and Modifications Modest Sec. Mkt Purchases	Modest Deferrals No Sec. Mkt Purchases
	Manufacturing CapEx	FY20 – Continue CIP FY21 – Min New Growth	FY20 – Delay CIP FY21 – Maintenance Only
	Share Repurchases	Complete Authorization	Minimal Activity
	Dividends	**MAINTAIN**	**MAINTAIN**

TRINITY INDUSTRIES

The information and metrics on this slide are assumptions used for scenario modeling purposes only. They are not statements of the Company's expectations, projections, guidance, forecasts, or estimates and readers should not interpret them as such.

15

Railcar Market Overview 16

Railcars are Undervalued and Attractive Long-term Investments



Stable and predictable cash flows

- Long-term leases with high utilization through rail cycles
- Essential-use assets vital to lessee's operations and revenue generation
- Low credit defaults and prioritized asset class in event of bankruptcy



Tax-advantaged investment

- Superior risk-adjusted returns and tax advantages
- Traditional 7 yr. MACRS depreciation for tax purposes
- 100% bonus depreciation under current tax law
- Low volatility for residuals



Serves as a natural interest rate hedge

- Rising interest rates have historically led to higher lease rates
- Rent yields have high correlation with interest rates, Producer Price Index (PPI), and industrial production



50 year hard asset with inflation protection

- Economic useful lives of 35-50 years
- Long-lived, service-intensive asset with positive yield relationship to inflation
- Low technological obsolescence
- Active secondary market provides support for strong asset valuations



Direct correlation to GDP fundamentals

- Rail infrastructure is integral component of North American supply chain
- Railcar loadings directly correlate with GDP and reflect specific submarket demand drivers



A sustainable way to fuel the North American supply chain

- Produce 75% less greenhouse gas emissions than trucking
- Move 1/3 of all U.S. freight volume, but accounts for 0.6% of total greenhouse emissions
- Fully recycled through scrap and salvage

TRINITY INDUSTRIES

See appendix for source info 17

An Integral Component of the North American Supply Chain U.S. Freight Ton Miles Delivering Essential Goods by Mode(1) to the Global Market Pipeline 17% 1.7 mm 3,500+ Air Railcars commodities3 in North America2 < 1% Truck 47% Water 35% 5.4 trillion 80% 9% of railroad revenue is of U.S. grain total ton miles driven by exported to Mexico international trade4 moves by rail5 85% 84% of auto assembly in of Canadian propane 6 7 Rail Mexico moves by rail exports move by rail 27% See appendix for footnotes 18

The Railcar Industry Spans Five Commercial End Markets

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



31% of North American railcar loadings

~90 distinct commodities

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



12% of North American railcar loadings

~1,100 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- Distillers Dried Grains/Feed
- Fertilizers



19% of North American railcar loadings

~710 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



17% of North American railcar loadings

~620 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal



21% of North American railcar loadings

~1,000 distinct commodities

TRINITY INDUSTRIES

See appendix for source info

19

The Ownership Landscape for Railcars is Changing Ownership of Railcars Built has Trended Favorably to Lessors . The number of railcars in the North American railcar fleet has grown less than 6.4% since 2001 (CAGR of 0.3%) and totals 1.7 million railcars at the end of 2019 . Railcar ownership has shifted towards leasing companies as Class 1 Railroads place the onus on industrial shippers to source their own railcars . Trinity is uniquely positioned to provide railcars for sale or lease to industrial shippers and other equipment providers through the integrated rail platform Lease Fleet Growth Accelerated in Early 2000’s . TrinityRail’s platform creates a commercial channel that enables low-risk organic growth for the lease fleet and has resulted in a CAGR of 13% of the owned and managed lease fleet since 2002 . Trinity’s ready access to the capital markets, solid balance sheet, and RIV platform support our strong capability to originate new leases and acquire assets in the secondary market See appendix for source info 20

Trinity’s Rail Platform 21

Trinity’s Rail Platform Delivers Value to All Stakeholders Trinity’s platform is “Built to Deliver,” leveraging our rail expertise across a broad market viewpoint to differentiate our value proposition to all stakeholders 22

Broadest Array of Railcar Products and Services TrinityRail offers: • The broadest array of railcar types for every commodity – over 100 different models • Quality, craftsmanship, and a focus on advanced engineering designs • Custom design configurations and superior product service support • The option to purchase or lease railcars TANK CARS COVERED HOPPERS AUTORACKS FLAT & INTERMODAL GONDOLAS OPEN HOPPERS BOX CARS 23

Delivers to the Needs of Each Customer Channel Shippers Railroads Leasing Rail Investors (RIVs) (1) % % Bringing investment 30% scale to our market 17% 53% approach N.A. Fleet N.A. Ownership Products Products Products Used Used Products Leasing Leasing Leasing Leasing Channels Services Services Services by Customer Customer by Services Services Pension funds Insurance companies Key Customers Key See appendix for source info 24

Trinity’s Integrated Rail Platform: Railcar Leasing and Management Services Group 25

Solid Financial Performance with Multiple Sources of Income . Leading provider of comprehensive railcar leasing Leasing Operations Revenue and Operating Profit Margin(1) and management services  Owned fleet of 104,085 railcars ($7.2B of net PP&E)  Total managed portfolio of 130,795 railcars  Future committed lease revenue totaling $2.0 billion as of Q2 2020 . Steady low-risk organic growth of the lease fleet, matching equipment with industry demand  Leasing Operations Revenue up 8% since 2016 (in $mms)  Leased railcar backlog of 4,775 railcars ($508mm value) fully committed by future railcar leases Additional Income from Leased Railcar Sales Enhances Returns . Additional income generated through sales of leased railcars from the portfolio  Achieved through secondary market sales or Railcar Investment Vehicle (RIV) transactions  RIV platform provides alternative sources of capital to grow Trinity’s commercial presence (in $mms) Operating Profit – Railcar Sales 26 See appendix for footnotes

A Young Lease Portfolio with Solid Cash-on-Cash Returns . Stable and predictable cash flows from long-term Stable Economic Profit* from Leasing Group leases and upside potential from portfolio sales  Profit from leased railcar sales of approximately $90 million over last 3 fiscal years  Mechanism to manage concentration risk and enhance the return on investment . Cash-on-cash returns highlight the economics associated with the operational cash flows of the business and the equity investment in the assets (in $mms) . The cost advantage from direct manufacturing Young Lease Fleet is Yielding Solid Cash-on-Cash Returns* enhances the returns on leased railcars  Cost basis is reflected in the net book value of PP&E in the Consolidated Balance Sheet . The average age of the Trinity lease fleet is approximately 10 years compared to the industry railcar average of approximately 20 years (in $mms) * See appendix for reconciliation of non-GAAP measures 27

The TrinityRail Platform Enhances Leasing’s ROE The synergies of Trinity’s rail platform enhance the financial returns on lease fleet investment $8.0 Billion $(4.5 Billion) (Assets) (Liabilities) 13.8% Comparable to third party Pre-Tax ROE* leasing (Leasing Group) company Reflects benefits of $(863 Million) integrated platform (DTL) $2.6 Billion $(719 Million) (Deferred Profit) (Assets – $(349 Million) Liabilities) (Noncontrolling Interest) $1.5 Billion (Total Equity– Leasing Group) Tax- Segment Lower Cost Leasing Total Leased Capital RIV Partner Advantaged Book Value of Basis of Railcar Business Net Assets Funding Capital Investment Lease Fleet Assets Investment *All specified data as of quarter end December 31, 2019; See appendix for reconciliation of non-GAAP measures 28

Premier Portfolio Management and Asset Placement . Focused portfolio management by commodity, end- Strong Portfolio Management of Lease Fleet Assets market, railcar type, customer concentration, and credit profile . Track record of strong renewal success and high levels of utilization for the leased railcar portfolio Years . Average remaining lease term for the portfolio of leased railcars has averaged 3.4 years since 2010 – renewing the leased railcar portfolio approximately every 7 years  Approximately 15% of the railcars in the Balances Commercial Risk Exposure with Quality Customers* portfolio expire each year Largest customer  2020 scheduled expirations: ~ 18,000 railcars* Top 20 customers account represents 5% of total lease for 38% of lease revenue revenue . Through the integrated rail platform, Trinity Industries Leasing Company (TILC) commercially Avg relationship tenure of Avg 10 year write- off serves over 700 customers Top 10 customers is 27 history < 0.3% years *All specified data as of year end December 31, 2019 29

Diversified Portfolio of Assets Across End Markets and Railcar Designs

Trinity maintains a well-balanced portfolio diversified across end markets and railcar designs to minimize risk and exposure concentrations throughout the railcar cycle

	Car Type	Agriculture	Construction & Metals	Consumer Products	Energy	Refined Products & Chemicals	Total (Units)	Total (NBV)
Freight Car	Open Hopper/Gondolas		Aggregates, Steel and Metals		Coal		11%	8%
Freight Car	Small Covered Hopper (< 5K cu/ft)	Fertilizer	Cement, Construction Materials, Steel and Metals		Frac Sand		11%	3%
Freight Car	Large Covered Hopper (> 5K cu/ft)	DDG and Feeds, Grain Mill Products, Grains, Food and Other Ag, Fertilizer	Lumber (Wood Chips)			Other Chemical (Soda Ash)	13%	11%
Freight Car	Specialty Covered Hopper	Grain Mill Products	Aggregates, Cement		Coal (Fly Ash)	Plastics	7%	8%
Freight Car	Other Freight	Food	Lumber, Steel and Metals, Cement	Autos, Paper, Intermodal		Other Chemicals	11%	10%
Tank Car	Pressure Tank Cars	Fertilizer				NGL, Chlor Alkali, Petro-chemical, Other Chemicals	10%	14%
Tank Car	Gen. Service Tank Cars (< 20K gal)	Grain Mill Products	Aggregates (Clay Slurry)			Sulfur Products, Chlor Alkali, Other Chemicals	3%	3%
Tank Car	Gen. Service Tank Cars (20K-25K gal)	Fertilizer, Food, Animal Feed				Refined Products, Petro-chemicals, Other Chemicals	5%	6%
Tank Car	Gen. Service Tank Cars (25K-30K gal)	Grain Mill Products, Food			Crude Oil, Biofuels	Refined Products, Petro-chemicals, Other Chemicals	12%	15%
Tank Car	Gen. Service Tank Cars (> 30K gal)				Crude Oil, Biofuels	Refined Products, Petrochemicals, Other Chemicals, NGLs	12%	16%
Tank Car	Specialty Tank Cars	Fertilizer				Chlor Alkali, Other Chemicals, Sulfur Products	5%	6%
	Total (Units)	21%	7%	9%	32%	31%		
	Total (NBV)	20%	4%	9%	29%	38%		

~ 900 Different Commodities

~ 270 Different Railcar Designs

*All specified data as of quarter end June 30, 2020 (in units and net book value)

TRINITY INDUSTRIES

30

Trinity’s Integrated Rail Platform: Rail Products Group 31

Solid Execution through Railcar Manufacturing Cycles . Leading manufacturer of railcars in North America Flexible Manufacturing Footprint Adjusts to Meet Market Demand  Delivered 18,890 railcars representing 39% of industry shipments during LTM 06/20  Received orders for 7,925 railcars representing 33% of the industry total during the same time period  Backlog of $1.3 billion for 10,665 railcars accounts for 27% of industry backlog at June 30, 2020 . Flexible manufacturing footprint enables quick response to shifts in market demand . Focused on streamlining production schedules and (in $mms) centralized sourcing to enhance manufacturing efficiencies and cost savings Backlog Provides Important Production Visibility . Low fixed cost operating structure  5 year average depreciation of approximately $39 million per year . High variable cost structure due to material input costs and labor overhead  Material input costs averaged more than 70% of the cost of most railcars in 2019 . Operating leverage results from long production runs and the scaling of production capacity (units) 32

Building Premier Products and Services Innovative Durability and Superior Performing Designs Reliability Products Innovative Durability & Superior • Innovative railcar designs • Lower life-cycle Performing that optimizeDesigns and Reliability • Maximize the in-service time maintenance costs for the enhance a railcar’s of a customer’sProducts railcar railcar owner performance for a • Cycle loading/unloading customer • 35-50 year assets require efficiencies sound engineering • Attention to loading and unloading features Investing in product development that continues to differentiate our product portfolio for customers and drive operational performance 33

Flexibility in Manufacturing is Key to Our Operations Flexibility Trinity's manufacturing flexibility across railcar products – both tank cars and freight railcars – and maintenance services enhances our ability to opportunistically respond to changes in market demand Cost-Effective Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provide a cost effective operating structure across the rail platform 34

Committed to Scaling the Maintenance Services Business Trinity plans to scale our Maintenance Services business in geographic areas with high railcar traffic to support the lease fleet’s growing need for more maintenance capacity Leasing Requires More Maintenance Capacity Future Tank Car Fleet Compliance Schedule(1) (units) See appendix for footnotes 35

Financial Discussion & Strategic Objectives 36

Trinity’s Business Segments Trinity Industries, Inc. (LTM June 30, 2020 Financials) Total Revenues: $2.8B Adjusted Operating Profit*: $373M Adjusted Income from Continuing Operations*: $110M Adjusted EBITDA*: $661M Railcar Leasing and Intersegment Management Services Rail Products Group All Other Group Eliminations Segment Revenue: $1,069M $2,549M $264M ($1,093)M Segment Operating Profit: $392M $195M $21M ($128)M ▪ Railcar leasing services ▪ Tank and freight railcars ▪ Highway Products ▪ Intersegment Eliminations, primarily from the sale of ▪ Asset management ▪ Maintenance services railcars from the Rail ▪ Railcar investment vehicle ▪ Railcar parts and heads Products Group to the (RIV) sales Railcar Leasing and ▪ Logistics operations Management Services Group for new railcar equipment supported by a firm customer contract for the lease * See appendix for reconciliation of non-GAAP measures 37

Balance Sheet Positioned for Deployment of Capital Trinity’s balance sheet positions the Company for opportunistic deployment of capital with an under-levered leasing company and strong liquidity Wholly-Owned Partially- Total Company Fleet Owned Fleet(1) PP&E, Net + All Cash PP&E , Net* $5,557 mm $1,648 mm $7,078 mm Sources* Total Debt* $3,046 mm $1,252 mm Total Debt* $4,825 mm Loan to Value 57%(2) 76% (Total Debt/PP&E,Net) Stockholders Total Leasing Equity(3) $1,641 mm $124 mm $2,160 mm Equity* Shares Outstanding(4) 119 mm Unencumbered Railcars Total Liquidity (Cash, $1,558 mm Corporate Revolver, Railcar $709 mm Available for Financing Warehouse) *Selected Balance Sheet Items as of 6/30/20 See appendix for footnotes 38

Financial and Operational Priorities for Improving Performance Optimize the capital structure and lower Trinity’s cost of capital using a disciplined capital allocation framework to drive growth and enhance shareholder returns Target high-return capital Invest in value-creating investments that position business opportunities the manufacturing footprint that grow the lease fleet to meet strong demand Optimize corporate Operational opportunities, and scale the costs to align with Levers and build out our service rail maintenance business to offerings for leasing expand geographically and Trinity’s go-forward customers lower maintenance costs business model Optimize the capital Lower overall cost of Regularly and Financial structure through added capital through prudent meaningfully return Levers leverage on the Leasing balance sheet cash to shareholders Group balance sheet management and through a consistent enhanced returns on dividend and additional investments share repurchases 39

Strong Progress on Near Term Strategic Financial Priorities Target Progress/Current State Scale lease fleet with $0.4B Net Cash Investment Lease fleet growth disciplined growth in Lease Fleet (2020(P)(1)) Invest in the manufacturing footprint to enhance delivery capabilities and ~ 50 % of lease fleet Building a greenfield facility in maintenance requirements Iowa to serve maintenance geographic presence of the handled internally needs of lease fleet maintenance business Optimize the balance sheet through At Spin-off: 34% LTV 60 – 65% LTV added leverage to the Leasing Jun 2020: 57% LTV(2) Company (wholly-owned lease fleet) Return capital to shareholders Meaningful and consistent $286mm as of LTM 6/20 (11% of market cap as of 06/30/20) Maintain competitive S&P: BB+/ Stable Balance the risk/reward between credit cost of debt through Moody’s: Ba2 / Stable ratings and leverage ratios investment grade ratings or Fitch: BB / Stable structured financings Rail ABS 2019: A (S&P & Kroll) See appendix for footnotes 40

Appendix 41

Lease Accounting Financial Overview:
Income Statement to Balance Sheet Transaction Flow *(in millions)*

2019 Income Statement Items	**Revenues**			**Operating**
	External	**Intersegment**	**Total**	**Profit (Loss)**
Rail Products Group	$ 1,635.3	$ 1,339.5	$ 2,974.8	$ 277.6
Eliminations - Lease Subsidiary		$ (1,331.1)	$ (1,331.1)	$ (164.7)

Selected 2019 Balance Sheet Info	**Wholly-Owned Subsidiaries**	**Partially-Owned Subsidiaries**	**Manu-facturing/ Corporate**	**Total**
Property, Plant & Equipment, Net	$ 5,818.9	$ 1,786.7	$ 408.8	$ 8,014.4
Cash & Cash Equivalents/Restricted Cash	$ 80.2	$ 33.0	$ 164.4	$ 277.6
Net Deferred Profit on Railcars Sold to the Leasing Group				$ (903.8)

Selected 2018 Balance Sheet Info	**Wholly-Owned Subsidiaries**	**Partially-Owned Subsidiaries**	**Manu-facturing/ Corporate**	**Total**
Property, Plant & Equipment, Net	$ 4,976.5	$ 1,814.7	$ 370.9	$ 7,162.1
Cash & Cash Equivalents/Restricted Cash	$ 140.9	$ 36.6	$ 173.3	$ 350.8
Net Deferred Profit on Railcars Sold to the Leasing Group				$ (827.7)

1. In 2019, $1.331B of new railcar assets and maintenance services were sold from the Rail Products Group to the Leasing Group. This revenue was eliminated within the Income Statement, and the value of the capitalized equipment and services delivered included within this total was added to the Leasing Group's balance sheet at the original purchase value ("market transfer price").

2. As a result of these intercompany transactions, the capitalizable portion of the $164.7mm of Deferred Profit was added to the Balance Sheet to reflect Trinity's original cost basis in these transactions.

3. The change in the value of PP&E from 2018 to 2019 reflects the capitalized value of new railcars and modifications and additional secondary market purchases added to the wholly-owned fleet, less the annual depreciation expense and the net book value of railcars sold from the lease fleet.

4. The change in Deferred Profit from 2018 to 2019 reflects the current year's profit on capitalized equipment and services less the annual amortization of deferred profit (recognized within the Leasing Group's Income Statement) and the recognition of the remaining accumulated deferred profit balance of railcars sold from the fleet during 2019.

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42

EBITDA Reconciliation Last Twelve Months - June 30, 2020 (in millions) Net income (loss) $ (56.3) Less: income (loss) from discontinued operations, net of income taxes (1.4) Income from continuing operations $ (54.9) Add: Interest expense 226.4 Provision (benefit) for income taxes (180.9) (2) Depreciation and amortization expense 280.1 EBITDA $ 270.7 Add: Impairment of long-lived assets 369.4 Restructuring activities, net 20.5 Adjusted EBITDA $ 660.6 EBITDA is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus non-cash impairment of long-lived assets and restructuring activities. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income (loss), the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 43

Adjusted Operating Results Reconciliation

	Six Months Ended June 30, 2020						
	GAAP	Impairment of long-lived assets - Controlling Interest (1) (2)	Impairment of long-lived assets - Noncontrolling Interest (3)	Restructuring activities (2)	Early redemption of debt (2)	Income tax effect of CARES Act	Adjusted
	(in millions, except per share amounts)						
Operating profit (loss)	$ (234.3)	$ 288.1	$ 81.3	$ 5.8	$ -	$ -	$ 140.9
Interest expense, net	$ 111.9	$ -	$ -	$ -	$ (5.0)	$ -	$ 106.9
Provision (benefit) for income taxes	$ (219.4)	$ 67.4	$ -	$ 1.4	$ 1.2	$ 166.0	$ 16.6
Income (loss) from continuing operations	$ (125.3)	$ 220.7	$ 81.3	$ 4.4	$ 3.8	$ (166.0)	$ 18.9
Net income (loss) attributable to Trinity Industries, Inc.	$ (45.2)	$ 220.7	$ -	$ 4.4	$ 3.8	$ (166.0)	$ 17.7
Diluted weighted average shares outstanding (4)	117.6						119.3
Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc.	$ (0.38)						$ 0.15

(1) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest.
(2) The effective tax rate for impairment of long-lived assets, restructuring activities, and the early redemption of debt is before consideration of the CARES Act.
(3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes
(4) GAAP diluted weighted average shares outstanding excludes 1.7 million shares for the six months ended June 30, 2020 since the Company was in a net loss position. When adjusting for the items above, these shares become dilutive.

We have supplemented the presentation of our reported GAAP operating profit (loss), interest expense, net, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) attributable to Trinity Industries, Inc., diluted weighted average shares outstanding and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, early redemption of debt, the income tax effects of the CARES Act and certain other non-recurring transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

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Adjusted Operating Results Reconciliation (continued) Year Ended December 31, 2019 Restructuring GAAP activities Income Tax Adjusted (in millions, except per share amounts) Operating profit $ 416.3 $ 14.7 $ - $ 431.0 Provision (benefit) for income taxes $ 61.5 $ 3.3 $ (9.7) $ 55.1 Income from continuing operations $ 139.2 $ 11.4 $ 9.7 $ 160.3 Diluted income from continuing operations per common share $ 1.09 $ 0.09 $ 0.08 $ 1.26 We have supplemented the presentation of our reported GAAP operating profit, interest expense, net, provision (benefit) for income taxes, income from continuing operations and diluted income from continuing operations per common share with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, asset write-downs, early redemption of debt, the income tax effects of the CARES Act, the effects on income tax expense of a one‐time, non‐cash, deferred tax impact related to our planned Maintenance Services expansion into a new Midwest facility, the effects on income tax expense of a one‐time benefit related to the Tax Cuts & Jobs Act, and certain other non-recurring transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies 45

Adjusted Operating Results Reconciliation (continued) Year Ended December 31, 2018 Write-off of assets held GAAP under capital leases Adjusted (in millions, except per share amounts) Operating profit $ 315.1 $ 12.6 $ 327.7 Provision for income taxes $ 42.6 $ 2.8 $ 45.4 Income from continuing operations $ 109.0 $ 9.8 $ 118.8 Diluted income from continuing operations per common share $ 0.70 $ 0.77 Year Ended December 31, 2017 Effects of the GAAP Adjusted Tax Cuts and Jobs Act (in millions, except per share amounts) Operating profit $ 368.3 $ - $ 368.3 Provision (benefit) for income taxes $ (414.8) $ 476.2 $ 61.4 Income from continuing operations $ 610.2 $ (476.2) $ 134.0 Diluted income from continuing $ 3.85 $ (3.06) $ 0.79 operations per common share We have supplemented the presentation of our reported GAAP operating profit, interest expense, net, provision (benefit) for income taxes, income from continuing operations and diluted income from continuing operations per common share with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, asset write-downs, early redemption of debt, the income tax effects of the CARES Act, the effects on income tax expense of a one‐time, non‐cash, deferred tax impact related to our planned Maintenance Services expansion into a new Midwest facility, the effects on income tax expense of a one‐time benefit related to the Tax Cuts & Jobs Act, and certain other non-recurring transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the tables above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain non-recurring items. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies 46

Free Cash Flow Before Lease Investment Reconciliation Reconciliation of Free Cash Flow (in millions) 2016 2017 2018 2019 LTM 6/20 Net cash provided by operating activities - continuing operations $ 837.5 $ 610.1 $ 274.2 $ 396.7 $ 720.5 (Add): Proceeds from railcar lease fleet sales owned more than one year at the time of sale 37.7 360.7 230.5 205.7 238.0 Adjusted Net Cash Provided by Operating Activities $ 875.2 $ 970.8 $ 504.7 $ 602.4 $ 958.5 (Less): Capital expenditures - manufacturing and other (49.5) (22.0) (37.3) (97.0) (104.5) (Less): Dividends paid to common shareholders (66.7) (72.6) (77.4) (82.1) (89.0) Free Cash Flow (before Capital expenditures - leasing) $ 759.0 $ 876.2 $ 390.0 $ 423.3 $ 765.0 Free Cash Flow before Capital expenditures – leasing ("Free Cash Flow") is a non-GAAP financial measure and is defined as net cash provided by operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars owned more than one year at the time of sale, less cash payments for manufacturing capital expenditures and dividends. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 47

Economic Profit Reconciliation

(in millions)

Economic Profit - Leasing Operations	2016	2017	2018	2019	LTM 6/20
Operating Profit - Leasing Operations	$ 312.5	$ 341.3	$ 291.8	$ 314.7	$ 320.9
(Less): Interest Expense	(125.2)	(125.8)	(142.3)	(197.2)	(203.0)
Profit Before Tax - Leasing Operations	**$ 187.3**	**$ 215.5**	**$ 149.5**	**$ 117.5**	**$ 117.9**
(Add): Depreciation	156.2	172.3	196.6	232.2	227.6
Economic Profit - Leasing Operations	**$ 343.5**	**$ 387.8**	**$ 346.1**	**$ 349.7**	**$ 345.5**

Economic Profit - Rail Products Group	2016	2017	2018	2019	LTM 6/20
Operating Profit - Rail Products Group	$ 441.8	$ 187.4	$ 167.6	$ 277.6	$ 195.2
(Less): Corporate Interest Expense	(56.7)	(58.2)	(37.0)	(24.6)	(23.4)
(Less): Eliminations - Lease Subsidiary	(180.7)	(96.5)	(95.1)	(164.7)	(126.8)
Profit Before Tax - Rail Products Group	**$ 204.4**	**$ 32.7**	**$ 35.5**	**$ 88.3**	**$ 45.0**
(Add): Depreciation	44.2	40.8	35.7	34.1	35.0
Economic Profit - Rail Products Group	**$ 248.6**	**$ 73.5**	**$ 71.2**	**$ 122.4**	**$ 80.0**

Economic Profit is a non-GAAP financial measure derived from amounts included in our GAAP financial statements.

For the Leasing Group, Economic Profit is defined as Operating Profit – Leasing Operations as computed in accordance with GAAP, adjusted to deduct interest expense and add back depreciation expense. For the Rail Products Group, Economic Profit is defined as Operating Profit - Rail Products Group, adjusted to deduct corporate interest expense, to add back depreciation expense, and to eliminate the operating profit related to sales to the Leasing Group.

These non-GAAP measures are reconciled to Operating Profit – Leasing Operations and Operating Profit – Rail Products Group, respectively, the most directly comparable GAAP financial measures, in the tables above. Management believes that Economic Profit is useful to both management and investors in their analysis as it is a key measure of our businesses' cash flows and takes into consideration operational cash flows and interest expense. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

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Total Company Pre-Tax ROE Reconciliation December 31, 2017 2018 2019 Numerator: ($ in millions) Income from continuing operations $ 610.2 $ 109.0 $ 139.2 Provision (benefit) for income taxes (414.8) 42.6 61.5 Income from continuing operations before tax 195.4 151.6 200.7 Net (income) loss attributable to noncontrolling interest (11.1) (3.8) 1.5 Adjusted Profit Before Tax $ 184.3 $ 147.8 $ 202.2 Denominator: Total stockholders' equity $ 4,858.0 $ 2,562.0 $ 2,378.9 Noncontrolling interest (356.9) (351.2) (348.8) Accumulated other comprehensive loss 104.8 116.8 153.1 Adjusted Stockholders' Equity $ 4,605.9 $ 2,327.6 $ 2,183.2 Average total stockholders' equity (1) $ 2,562.0 $ 2,470.5 Return on Equity (2) 4.3% 5.6% Average Adjusted Stockholders' Equity (1) $ 2,327.6 $ 2,255.4 Pre-Tax ROE (3) 6.3% 9.0% (1) Average total stockholders' equity and average adjusted stockholders' equity as of and for the year ended December 31, 2018 is calculated using ending balances as of December 31, 2018 because taking an average of beginning and ending stockholders' equity in 2018 would not have given effect to the reduction to stockholders' equity that occurred as a result of the spin-off of Arcosa on November 1, 2018. (2) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (3) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income from continuing operations adjusted to exclude the effects of the provision for income taxes and net income or loss attributable to noncontrolling interest, and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. No quantitative reconciliations to the most directly comparable GAAP measure is provided for the Pre-Tax ROE targets presented on slide 8 because management cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as railcar sales from the lease fleet, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations, such as restructuring activities and pension plan termination charges. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time, and considers the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 49

Leasing Group Cash-on-Cash Return Reconciliation (in millions except percentages) 2015 2016 2017 2018 2019 LTM 06/20 Economic Profit - Leasing Operations $ 334.6 $ 343.5 $ 387.8 $ 346.1 $ 349.7 $ 345.5 Operating Profit - Railcar Sales 275.1 47.6 103.2 71.9 91.9 70.9 Total Leasing Group Economic Profit $ 609.7 $ 391.1 $ 491.0 $ 418.0 $ 441.6 $ 416.4 Cash-on-Cash Return Calculation 2015 2016 2017 2018 2019 LTM 06/20 Total Leasing Group Economic Profit ("Cash") $ 609.7 $ 391.1 $ 491.0 $ 418.0 $ 441.6 $ 416.4 Net Leasing PP&E $ 5,064.9 $ 5,803.2 $ 5,962.7 $ 6,791.2 $ 7,605.6 $ 7,205.3 Restricted Cash $ 195.8 $ 178.1 $ 195.1 $ 171.5 $ 111.4 $ 136.9 Deferred Income Balance $ 673.0 $ 798.1 $ 800.7 $ 827.7 $ 903.8 $ 832.6 Total Debt $ 2,394.4 $ 2,238.0 $ 2,403.9 $ 3,631.8 $ 4,359.1 $ 4,297.4 Net Leasing PP&E (Avg Yr/Yr) $ 4,832.0 $ 5,434.1 $ 5,883.0 $ 6,377.0 $ 7,198.4 $ 7,405.5 Restricted Cash (Avg Yr/Yr) $ 215.3 $ 187.0 $ 186.6 $ 183.3 $ 141.5 $ 124.2 Less: Deferred Income Balance (Avg Yr/Yr) $ (615.1) $ (735.6) $ (799.4) $ (814.2) $ (865.8) $ (868.2) Less: Total Debt (Avg Yr/Yr) $ (2,562.1) $ (2,316.2) $ (2,321.0) $ (3,017.9) $ (3,995.5) $ (4,328.3) Equity/Cash Contribution Total $ 1,870.1 $ 2,569.3 $ 2,949.2 $ 2,728.2 $ 2,478.7 $ 2,333.2 Cash-on-Cash Return (Leasing Group) 15.2% 16.6% 15.3% 17.8% 17.8% Cash-on-Cash Return is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Cash-on-Cash Return for the Leasing Group as a ratio for which (i) the numerator is calculated as the sum of a) Economic Profit – Leasing Operations, a non-GAAP measure that has been defined and reconciled to GAAP on slide 48 and b) Operating Profit from Railcar Sales, and (ii) the denominator is calculated by taking the sum of the average net book value (net of deferred profit) of the Leasing Group’s Plant, Property & Equipment and Restricted Cash balances less the Leasing Group’s average Debt balances. Cash-on-Cash Return for Leasing Operations is calculated similarly, but excludes Operating Profit from Railcar Sales. Management believes that Cash-on-Cash Return is a useful measure to both management and investors in their analysis of investments for the Company’s leasing business. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 50

Leasing Group Pre-Tax ROE Reconciliation December 31, 2018 2019 ($ in millions) Numerator: Operating profit $ 351.1 $ 406.6 Interest expense (142.3) (197.2) Income from continuing operations before tax 208.8 209.4 Net (income) loss attributable to noncontrolling interest (3.8) 1.5 Adjusted Profit Before Tax - Leasing Group $ 205.0 $ 210.9 Denominator: Total Equity - Leasing Group $ 1,508.5 $ 1,544.9 Average Total Equity - Leasing Group $ 1,526.7 Pre-Tax ROE - Leasing Group (1) 13.8% (1) Pre-Tax Return on Equity - Leasing Group is calculated as adjusted profit before tax - Leasing Group divided by average total equity - Leasing Group, each as defined and reconciled above. Pre-Tax Return on Equity - Leasing Group (“Pre-Tax ROE - Leasing Group”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE - Leasing Group as a ratio for which (i) the numerator is calculated as operating profit adjusted to deduct interest expense and to exclude the effects of net income or loss attributable to noncontrolling interest, and (ii) the denominator is calculated as average equity (which excludes noncontrolling interest). In the table above, the numerator of our Pre-Tax ROE - Leasing Group calculation is reconciled to income from continuing operations before tax, which is the GAAP financial measure used in the computation of ROE. Management believes that the Pre-Tax ROE - Leasing Group is a useful measure to both management and investors as it provides an indication of the economic return on the Leasing Group's investments over time. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 51

Footnotes Slide 4 – Trinity Industries, Inc. Overview (1) Current dividend yield represents the Company’s most recent quarterly dividend, annualized and the Company’s stock price as of 6/30/20 (2) Intersegment revenues are eliminated (3) Leasing Group equity reflects the Leasing segment’s equity balance as of 6/30/20 before adjustments for deferred profit and the associated deferred tax impact as a result of the Company’s integrated business model. This represents the Company’s best estimate of the Leasing Group’s equity on a standalone basis. Slide 7 – Trinity’s Rail Platform is Built to Deliver Shareholder Value (1) Leasing Operations is specific to revenue and operating profit reported under “Leasing and management” within the Railcar Leasing and Management Services Group Slide 8 – Strategic Objectives to Improve Returns and Unlock Shareholder Value (1) The Company utilizes a Pre-Tax Return on Equity (ROE) metric to evaluate financial performance; the definition of Pre-Tax ROE is provided on slide 49 Slide 9 – A Legacy of Evolutionary Growth and Focus on the Future Timeline references primarily indicate current entities of Trinity Industries consisting of rail-related businesses Slide 10 – Commitment to Premier Performance and Sustainability https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf Slide 17 – Railcars are Undervalued and Attractive Long-term Investments https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf Slide 18 - An Integral Component of the North American Supply Chain (1) FTR Associates 2/17/20 (2) Umler® (February 1, 2020 report), The Umler® system is an electronic resource that contains critical data for North American transportation equipment. Originally created in 1968, Umler maintains data for more than two million pieces of equipment used in rail, steamship and highway service (3) 2018 STB Sample Waybill and Company analysis (4) AAR Economic Impact (5) http://www.grainnet.com/article/140832/importance-of-rail-for-moving-grain-to-mexico (6) http://automotivelogistics.media/news/in-depth-analysis-strong-logistics-and-supply-base-central-to-fords-new-mexico-plant (7) https://apps.neb-one.gc.ca/CommodityStatistics/ExportVolumeByTransportModeSummary.aspx?commodityCode=PR 52

Footnotes (continued) Slide 19 – The Railcar Industry Spans Five Commercial End Markets All statistics cited on this slide: 2018 STB Waybill Sample – reflects vast majority of commodity types Slide 20 – The Ownership Landscape for Railcars is Changing Umler ® North American fleet ownership data as of 12/31/19 Slide 24 – Delivers to the Needs of Each Customer Channel Umler ® North American fleet ownership data as of 12/31/19 Slide 26- Solid Financial Performance with Multiple Sources of Income (1) Leasing and Management Operating Profit Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excluding Car Sales Slide 35 – Committed to Scaling the Maintenance Services Business (1) FY 2020 projections (“2020(P)”) and the like represent management’s estimates as of the date of this presentation. Please refer to the Forward Looking Statement on slide 3. Slide 38 – Balance Sheet Positioned for Deployment of Capital (1) Trinity owns 38% of the partially owned lease subsidiaries (2) Includes the corporate revolving credit facility in the computation of the loan-to-value ratio as it was primarily used for lease equipment financing in the LTM June 30, 2020 (3) Leasing Group equity reflects the Leasing segment’s equity balance as of June 30, 2020 before adjustments for deferred profit and the associated deferred tax impact as a result of the Company’s integrated business model. This represents the Company’s best estimate of the Leasing Group’s equity on a standalone basis. (4) Shares outstanding as of July 17, 2020 – presented on the face of the Second Quarter Form 10-Q Slide 40 – Strong Progress on Near Term Strategic Financial Priorities (1) FY 2020 projections (“2020(P)”) represent management’s estimates as of the date of this presentation. Please refer to the Forward Looking Statement on slide 3. (2) Includes the corporate revolving credit facility in the computation of the loan-to-value ratio as it was primarily used for lease equipment financing in the LTM June 30, 2020 53